SUBSEQUENT EVENTS	12 Months Ended
Apr. 30, 2015
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 21 • SUBSEQUENT EVENTS

Common and Preferred Share Distributions. On June 2, 2015, the Company’s Board of Trustees declared the following distributions:

Class of shares/units	Quarterly Amount per Share or Unit	Record Date	Payment Date
Common shares and limited partnership units	$0.1300	June 15, 2015	July 1, 2015
Preferred shares:
Series A	$0.5156	June 15, 2015	June 30, 2015
Series B	$0.4968	June 15, 2015	June 30, 2015

Pending Acquisition.  Subsequent to the end of fiscal year 2015, the Company signed a purchase agreement to acquire an approximately 28,000-square foot medical office property in Omaha, Nebraska for a purchase price of $6.5 million to be paid in cash.  This pending acquisition is subject to various closing conditions and contingencies, and no assurances can be given that it will be completed on the terms currently expected or at all.

Completed Disposition.  On May 18, 2015, the Company sold Thresher Square, an office property in Minneapolis, Minnesota, for a sale price of $7.0 million.

Pending Dispositions.  On June 12, 2015, the Company signed an agreement to sell 34 office properties located in 8 states for a sale price of $250.0 million. Also on June 12, 2015, a joint venture in which the Company has a 51% interest signed an agreement to sell five office properties in Mendota Heights, Minnesota, for a sale price of $40.0 million. On June 25, 2015, the Company signed an agreement to sell 17 retail properties and one parcel of unimproved land located in Minnesota, North Dakota and Nebraska for a sale price of $81.5 million. These pending dispositions are part of the Company’s previously announced strategic plan to explore the sale of its office and retail portfolios and the sales are expected to be completed in the second or third quarter of fiscal year 2016. These pending dispositions are subject to various closing conditions and contingencies, and no assurances can be given that the transaction will be completed on the terms currently expected, or at all.

Commitment Increase to Credit Facility: Under the terms of the First Amendment to Amended and Restated Loan Agreement with First International Bank & Trust as lead bank, the commitment amount may be increased from $90.0 million up to $100.0 million upon meeting various conditions. Subsequent to the end of fiscal year 2015, the Company met such conditions, including providing additional collateral, and the total commitment amount was increased to $100.0 million.